UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2026

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), which will be held on May 28, 2026, at 11:00 A.M., Eastern Time, in person at the Company's headquarters at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256. This amended notice replaces the notice previously filed by us with the Securities and Exchange Commission on April 15, 2026, and mailed to our shareholders of record in connection with the solicitation of proxies by our board of directors for the Annual Meeting. At the Annual Meeting or any adjournment or postponement thereof, you are asked to consider and vote upon the following proposals:

1.	To elect five directors named in the proxy statement of the Company, filed with the Securities and Exchange Commission on April 15, 2026 (the “Proxy Statement”), to hold office for a one-year term and until each of their successors is elected and qualified;

2.	To ratify the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2026;

3.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the proposals; and
4.	To elect Frank D. Recker, Chief Executive Officer of the Company, to serve as a member of the board of directors and to hold office for a one-year term and until his successor is elected and qualified.

The foregoing items of business are more fully described in the Proxy Statement and accompanying proxy supplement, which are made a part of this Notice. Only holders of record of our Common Stock, par value $0.001 per share (the “Common Stock”), Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), as of the close of business on April 2, 2026 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting which will be held at the Company’s headquarters. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Duos’ Common Stock, Series D Preferred Stock and Series E Preferred Stock as of the Record Date may attend the Annual Meeting. When you access the Annual Meeting, you will be asked to identify yourself as a shareholder by providing a recognized form of identification.

Our Board of Directors unanimously recommended that you vote FOR the election of each director nominee, FOR Proposal No. 2, FOR Proposal No. 3, and FOR the election of Mr. Recker.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and the accompanying proxy supplement and submit a proxy to vote your shares via the Internet or, if you received your proxy materials by mail, by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you will check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

/s/ Frank D. Recker
Chief Executive Officer

May 20, 2026

Jacksonville, Florida

DUOS TECHNOLOGIES GROUP, INC.

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF
SHAREHOLDERS

This supplement (the “Supplement”) relates to the notice of annual meeting of shareholders and proxy statement (the “Proxy Statement”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), previously filed with the Securities and Exchange Commission (the “SEC”), on April 15, 2026, and furnished to our shareholders in connection with the solicitation of proxies by our board of directors (the “Board”) for the 2026 annual meeting of shareholders to be held on May 28, 2026, or any postponement or adjournment thereof (the “Annual Meeting”).

Subsequent to the filing of the Proxy Statement, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 20, 2026, the Board increased its size to six members and appointed Frank D. Recker, the Chief Executive Officer of the Company, to fill the newly-created vacancy. As a result, the current members of the Board are Charles P. Ferry, Ned Mavrommatis, James Craig Nixon, Frank A. Lonegro, Brian J. James, and Frank D. Recker.

This Supplement, dated May 20, 2026, is being made available to our shareholders on or about May 20, 2026, in connection with the solicitation of proxies by the Board for the Annual Meeting. This Supplement, which relates to and amends the Proxy Statement, includes updated information relating to the abovementioned new director and new Proposal No. 4, and includes an amended notice and proxy card.

The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated April 15, 2026, to include the name of Frank D. Recker as a nominee for election as a director as a new Proposal No. 4. If you have already voted, we encourage you to resubmit your vote on all four proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or voting instruction form. However, if you return, or have returned, an original proxy card or voting instruction form, your proxy will still remain valid for all of the other proposals and director nominees other than Mr. Recker because he is not listed as a nominee on the original proxy card or voting instruction form, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD OR VOTING INSTRUCTION FORM, IT WILL REVOKE ALL PRIOR PROXY CARDS OR VOTING INSTRUCTION FORMS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD OR VOTING INSTRUCTION FORM.

Except for as supplemented by the information contained herein, including the amended notice and proxy card, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information. From and after the date of this Supplement, any references to the “Proxy Statement” shall mean the proxy statement as supplemented hereby.

Important Note Regarding the availability of Proxy Materials for the Duos Technologies Group, Inc. Annual Meeting of Shareholders to be held on May 28, 2026: The Amended Notice of Annual Meeting of Shareholders, proxy statement, accompanying proxy supplement and Annual Report on Form 10-K are available at www.proxyvote.com.

PROPOSAL NO. 4

ELECTION OF FRANK D. RECKER AS A DIRECTOR

On May 14, 2026, the Board increased the size of the Board to six members, creating one vacancy and, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, appointed Frank D. Recker, Chief Executive Officer of the Company, to fill the newly-created vacancy, effective immediately. The Board proposes that Mr. Recker be re-elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2027, or until his successor is duly elected and qualified.

NOMINEE FOR ELECTION AS A DIRECTOR

Nominee

Frank D. Recker, 54, is being nominated for election as a Director.

The following sets forth certain information about the director nominee:

Frank D. Recker, Director

Mr. Recker was named Chief Executive Officer of the Company effective April 1, 2026. He has been President of the Company since September 2025. Mr. Recker is a seasoned telecommunications and data center executive with over 30 years of experience.  Since July 2024, Mr. Recker has been the President of Duos Edge AI, Inc., a wholly-owned subsidiary of the Company, and has been a driving force behind the Company’s expansion into the Edge Data Center and colocation markets.  Mr. Recker also served from July 2024 to September 2025 as the Chief Commercial Officer of New APR Energy, LLC, with which the Company has an Asset Management Agreement and in which it has a 5% equity interest. Mr. Recker was the President and Founder of EdgePresence LLC, an owner and operator of multi-tenant edge computing points-of-presence, from 2017 through 2023, when it was sold to Ubiquity LLC. Prior to that, from 2008 through 2014, Mr. Recker was the Founder and Chief Executive Officer of Colo5 Data Centers LLC, the owner of data center locations serving Fortune 100 companies, which was sold to Cologix, Inc.

Our Board believes that Mr. Recker brings significant data center and technology knowledge and leadership experience, which will be especially important as the Company focuses on that aspect of its business.

Mr. Recker’s security ownership is set forth under the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page six of the Proxy Statement.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Only shares that are voted in favor of Mr. Recker will be counted toward his achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for Mr. Recker will not be counted toward his achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of Mr. Recker as a director.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF FRANK D. RECKER AS A DIRECTOR.

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the amended proxy card or voting instruction form enclosed with this Supplement, which includes Mr. Recker as a nominee for election as a director. If you have already voted, you are not required to vote again. If you would like to vote for the election of Mr. Recker, however, you must vote again using the amended proxy card or voting instruction form.

If you return, or have already returned, your original proxy card or voting instruction form, then the votes indicated on such original proxy card or voting instruction form will remain valid for each of the proposals and director nominees and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards or voting instruction forms submitted, so it is important to indicate your vote for each proposal on any new proxy card or voting instruction form.

If the amended proxy card or original proxy card or voting instructions form properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on each proposal and for each nominee.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting, if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your proxy be revoked.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Attend In-Person at
Duos Technologies Group, Inc.
7660 Centurion Parkway | Suite 100 | Jacksonville | FL 32256 | 11:00AM – 12:00PM ET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00843-P50472 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DUOS TECHNOLOGIES GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Charles P. Ferry
02) Ned Mavrommatis
03) James Craig Nixon
04) Frank Lonegro
05) Brian James

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2.	To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.	☐	☐	☐
3.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T00844-P50472

DUOS TECHNOLOGIES GROUP, INC.
Annual Meeting of Shareholders
May 28, 2026, 11:00 AM ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Frank Douglas (Doug) Recker, Chief Executive Officer of Duos Technologies Group, Inc., as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 28, 2026 at 11:00 AM ET, at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournment thereof, hereby revoking all former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

Your **Vote** Counts!

DUOS TECHNOLOGIES GROUP, INC.

2026 Annual Meeting
Vote by May 27, 2026
11:59 PM ET

T00845-P50472

You invested in DUOS TECHNOLOGIES GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote at the Meeting*

May 28, 2026
11:00 AM ET

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Charles P. Ferry 02) Ned Mavrommatis 03) James Craig Nixon 04) Frank Lonegro 05) Brian James	For
2. To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.	For
3. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies.	For
4. To elect Frank D. Recker, Chief Executive Officer of the Company, to serve as a member of the Board of Directors.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T00846-P50472